RBC FUNDS TRUST

RBC Mid Cap Value Fund

Supplement dated June 1, 2017 to the Prospectus for the RBC Equity Funds dated January 27, 2017 (as supplemented February 2, 2017)

This Supplement provides updated information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

The table under the heading titled “Financial Highlights” on page 79 of the Prospectus is replaced with the following table to correct the Total Return for Class A shares:

			Ratios/Supplemental Data
	Total Return*(a)		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate
Class A
Period Ended September 30, 2016(b)	4.48	%(c)(e)	$32	0.80	%(d)	0.19	%(d)	43.48	%(d)	229%

Class I
Year Ended September 30, 2016	9.37%		$3,905	0.55%		0.53%		3.94%		229%
Year Ended September 30, 2015	0.91%		5,048	0.84	%†	0.61%		3.28%		184%
Year Ended September 30, 2014	20.14%		4,602	0.90%		0.33%		3.71%		162%
Year Ended September 30, 2013	26.93%		2,981	0.90%		0.51%		4.66%		113%
Year Ended September 30, 2012	31.73%		2,185	0.90%		0.89%		5.31%		160%
*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
†	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.55% of average daily net assets for Class I. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2015.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	For the period from October 26, 2015 (commencement of operations) to September 30, 2016.
(c)	Not Annualized.
(d)	Annualized.
(e)	During the current fiscal period, an error was discovered in the calculation of the 9/30/2016 Total Return percentage. The previously reported return of 9.06% for Class A had reflected a return that was linked to performance of Class I (adjusted for expenses of Class A) for the period of time prior to commencement of operations for Class A. The corrected return for Class A, which is not linked to another share class and reflects the performance of that class for only the period of its operations, is 4.48%. The impact of the revised calculation was evaluated, and Management concluded that the error did not result in a material misstatement of the Financial Statements or the Financial Highlights. The revised return is reflected in the Financial Highlights shown above.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE